UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2005

                           Jointland Development, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
                                 --------------
                 (State or other jurisdiction of incorporation)



          000-30145                                   59-3723328
---------------------------                         -------------------
(Commission File Number)                             (I.R.S. Employer
                                                      Identification No.)

 Rooms 1203-8, 12 Floor, Hang Seng Bldg., 77 Des Voeux Road Central, 1 Hong Kong
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

            Registrant's telephone number, including area code: None

                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))



                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...................................................................2

SECTION 2. FINANCIAL INFORMATION..................................................................................2

SECTION 3. SECURITIES AND TRADING MARKETS.........................................................................3

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS................................................3

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT....................................................................3

SECTION 6. RESERVED...............................................................................................4

SECTION 7. REGULATION FD .........................................................................................4

SECTION 8. OTHER EVENTS ..........................................................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.....................................................................5

SIGNATURES........................................................................................................5

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Michael Johnson & Co., LLC, formerly auditors for the Company, was dismissed as auditor on June 1, 2005. Jaspers + Hall, PC were engaged as auditors for Company on June 1, 2005. The change resulted because Michael Johnson & Co., LLC was acquired by Jaspers + Hall, PC.

The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

The audit report by Michael Johnson & Co., LLC.for the period ended December 31, 2004 and December 31, 2003, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern.

Otherwise, the audit report by Michael Johnson & Co., LLC for the period December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

An Agreement (Exhibit 10.1) dated December 22, 2005 has been signed by Praise Direct Holdings Limited ("Praise Direct") and Madam Chen for the sale by Praise Direct and the purchase by Madam Chen of 1,000,000 shares of the Company (50.5% of the issued share capital of the Company).


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On  December  31,  2005,  Ms.  Chan Yi Tung Alice  Anastasia,  the  Registrant's
Secretary/Treasurer and Director, voluntarily resigned as an officer and director of the Company for personal reasons. At the time of her resignation, Ms. Chan Yi Tung Alice Anastasia had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

On December 31, 2005 Mr. King Wong was appointed Secretary and Treasurer of the Company by the Board of Directors. Mr. King Wong has agreed to accept appointment as Director effective 10 days after the mailing of notice to shareholders of the Company pursuant to Section 14F of the Securities Exchange Act of 1934. Mr. Wong's biographical information is as follows:

Mr. Wong King, age 49, has attained university education level in Hangzhou in the People's Republic of China. Mr. Wong has extensive experience in trading, import and export and also property development business. He has worked in various companies established in Zhejiang in Hangzhou, Shanghai and Hong Kong, including the China Resources (Holdings) Co. Ltd. in Hong Kong.

On December 31, 2005, Madam Chen Yurong was appointed a director of the Company by the Board of Directors. Madam Chen Yurong's biographical information is as follows:

Madam Chen Yurong, age 27, was graduated in July 2000 from the Xi'an International Studies University. During the period between August 2000 and November 2004, Madam Chen has worked for a renowned property development group in the People's Republic of China by the name of Zhejiang Zhong'an Real Estate Development Co., Ltd. Her scope of work included working as a manager in the finance department of the group as well as being a deputy general manager of the group. As from January 2005 onwards, Madam Chen has been appointed as the president of an associate company of Zhejiang Zhong'an Real Estate Development Co., Ltd.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.
                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements -  None

                  Exhibits -
                                 10.1 Purchase Agreement
                                 16.1 Resignation of Auditor
                                 23.1 Consent of Michael Johnson & Co., LLC
                                 23.2 Consent of Jaspers + Hall, PC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           JOINTLAND DEVELOPMENT, INC.
                           --------------------------
                                  (Registrant)

                            Dated: February 23, 2006

                                   /s/Kexi Xu
                        ________________________________
             Kexi Xu, Chief Executive Officer, President & Director